EX-10.80.03

[PC7 Portfolio]
 [Buri Ridge, IL – Property #1587]
[Prospect Heights, IL – Property $1588]
 [Austin, TX – Property #1589]
[San Antonio, TX – Property #1590]
and
[Cherry Hill, NJ – Property #1599]

SECOND AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (“Amendment”) is dated as of September 30, 2010 (the “Effective Date”), and is among TEXAS HCP HOLDING, L.P., a Delaware limited partnership (“HCP Texas”) and HCP, INC., a Maryland corporation (doing business in the State of Illinois as HC Property Investments, Inc.) (“HCP”, and collectively with HCP Texas, as their interests may appear, “Lessor”) and EMERITUS CORPORATION, a Washington corporation (“Lessee”).

RECITALS

A.           HCP Texas and HCP, collectively (as their interests may appear) are the current “Lessor” and Lessee is the “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of May 14, 2010 (the “Original Master Lease”), as amended by that certain First Amendment to Master Lease and Security Agreement dated as of June 8, 2010 (the “First Amendment,” and together with the Original Lease, the “Master Lease”).  The Master Lease covers the Leased Property of four (4) separate assisted-living, Alzheimer’s care and/or nursing care Facilities located in the States of Illinois and Texas, as more particularly described and defined in the Master Lease.  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Master Lease.

B.           HCP, as “Buyer,” and Lessee, as “Seller,” have entered into that certain Contract of Acquisition of even date with the Effective Date (as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof, the “Cherry Hill Contract of Acquisition”) pursuant to which HCP is purchasing and acquiring from Lessee (or pursuant to which Lessee is causing to be transferred and conveyed to HCP) on and effective as of the Effective Date and the “Closing Date” (as defined in the Cherry Hill Contract of Acquisition), that certain real property improved as a senior living facility located in Cherry Hill, New Jersey and more particularly described on Exhibit A-5 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the “Cherry Hill Facility”).

C.           Effective immediately upon the Effective Date hereof and the Closing Date, the parties desire to add the Cherry Hill Facility to the Leased Property covered by the Master Lease upon the terms and conditions set forth in the Master Lease, as amended by this Amendment, which Lessor and Lessee intend for all purposes to continue to be treated as a single, integrated and indivisible agreement and economic unit from and after the Effective Date hereof.

D.           Lessor and Lessee desire to enter into this Amendment to effectuate the matters set forth in the above Recitals, all as more particularly described herein.

AMENDMENT

NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1. Leasing.  Effective as of the Effective Date, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Leased Property of the Cherry Hill Facility upon all of the terms and conditions set forth in the Master Lease, as hereby amended.   Except as expressly otherwise provided in the Master Lease, as hereby amended, all references herein and in the Master Lease to (a) a “Facility” or “Facilities” shall mean each Facility (as defined in the Master Lease), including the Cherry Hill Facility, (b) the “Leased Property” shall mean the Leased Property relating to each Facility, including the Cherry Hill Facility, and (c) “Lessor’s Personal Property” shall mean Lessor’s Personal Property relating to each Facility, including the Cherry Hill Facility.

2. Certain Terms Not Applicable to the Leasing of the Cherry Hill Facility.  Notwithstanding that the Cherry Hill Facility is being added to the Leased Property covered by the Master Lease on and as of the Effective Date, and the intention of Lessor and Lessee that that the Master Lease, as hereby amended, shall for all purposes continue to be treated as a single, integrated and indivisible agreement and economic unit, Lessor and Lessee agree as follows:

(a) The definitions of “Current Facility Documents,” “Current Manager,” “Current Management Agreements,” “Current Owner,” “Lessee’s Set-Up Costs,” and “Pre-Commencement Date Period,” each appearing or cross-referenced in Article II of the Original Master Lease, as the same may have been previously amended and/or replaced, and any corollary provisions of the Master Lease incorporating or using such definitions, shall have no application with respect to the Cherry Hill Facility.

(b) Notwithstanding the provisions of Section 4.1.7 of the Original Master Lease, Lessee shall be solely responsible for any Impositions imposed or assessed in respect of the tax-fiscal period during which the Term commences with respect to the Cherry Hill Facility and for all prior periods.

(c) Notwithstanding the provisions of Section 4.2 of the Original Master Lease, Lessee’s obligations to pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in the Leased Property of the Cherry Hill Facility, shall extend to all such charges imposed both before and after the Commencement Date with respect to the Cherry Hill Facility, and for the balance of the Term.

(d) Articles XLVIII and L of the Original Master Lease shall have no application with respect to the Cherry Hill Facility.

(e) The provisions of the First Amendment of the Original Master Lease shall have no application with respect to the Cherry Hill Facility.

3. Other Modifications to Terms of the Master Lease.  Effective as of the Effective Date, the Master Lease shall be amended and supplemented in the following particulars:

(a) Definitions.

(i) New Definitions.  Except as otherwise expressly provided or unless the context otherwise requires, for all purposes of the Master Lease, as hereby amended, the terms defined in this Section 3(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Original Master Lease (as the same may have been previously amended) to read, in their entireties, as follows:

“Cherry Hill Contract of Acquisition: That certain Contract of Acquisition dated as of September 30, 2010, as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof.”

“Cherry Hill Facility Closing Date: The “Closing Date” as defined in the Cherry Hill Contract of Acquisition.”

“Cherry Hill Facility Lease Rate:  With respect to the Cherry Hill Facility only, Eight and One-Quarter Percent (8.25%).”

“Cherry Hill Option Exercise Notice: As defined in Section 35.1.2.”

“Cherry Hill Purchase Option Closing Date: As defined in Section 35.1.2.”

“Cherry Hill Planned Capital Refurbishment Project Funding Rate:  With respect to the Cherry Hill Facility only, a percentage equal to 8.5%.”

“Cherry Hill Transaction Documents: The “Emeritus Documents” as defined in the Cherry Hill Contract of Acquisition.”

“Collateral Agent:  HCP.”

“Extended Term(s): With respect to the Cherry Hill Facility only, as defined in Section 19.1.”

“Lessor’s Initial Investment:  With respect to the Cherry Hill Facility, an amount equal to 14,807,954.00 (i.e., the sum of (i) Fourteen Million Seven Hundred Fifty Thousand Dollars ($14,750,000.00) and (ii) Lessor’s Cherry Hill Facility Set-Up Costs).  For the avoidance of doubt, the foregoing definition shall have no application with respect to any Facility other than the Cherry Hill Facility.”

“Second Amendment: That certain Second Amendment to Master Lease and Security Agreement dated as of September 30, 2010 between Lessor and Lessee.”

(ii) Amended and Restated Definitions. The following definitions appearing in Article II of the Original Master Lease (as the same may have been previously amended) are hereby amended and restated to read, in their entireties, as follows:

“Allocated Base Minimum Purchase Price:

“(a)           With respect to each Facility (other than the Cherry Hill Facility), on and as of the Commencement Date, the “Allocated Base Minimum Purchase Price” for such Facility as specified for and allocated to such Facility as set forth on Exhibit C  attached hereto.  Commencing upon the expiration of the first (1st) Lease Year, and upon the expiration of each Lease Year thereafter during the Term, the then current Allocated Minimum Purchase Price for each Facility shall be equal to the Allocated Base Minimum Purchase Price in effect as of the expiration of the immediately prior Lease Year, as increased by a percentage equal to the greater of (a) Two and One-Half Percent (2.5%) or (b) the lesser of (i) the applicable CPI Increase or (ii) Five Percent (5%).

“(b)           With respect to the Cherry Hill Facility, at any given time, an amount equal to the sum of (i) Lessor’s Initial Investment with respect to such Facility, as increased by Three and One-Half Percent (3.5%) each Lease Year with respect to such Facility (cumulative and compounded), commencing upon the expiration of the first (1st) Lease Year of the Fixed Term, and upon the expiration of each Lease Year thereafter during the Fixed Term; provided, however, if Lessee exercises any renewal option, such increase shall thereafter be Three Percent (3%) each Lease Year with respect to such Facility (cumulative and compounded), commencing upon the expiration of the first (1st) Lease Year of any renewal term, and upon the expiration of each Lease Year thereafter during the renewal terms, plus (ii) the aggregate of all Capital Addition Costs paid, funded or accrued by Lessor for such Facility as of the subject date, as increased each Lease Year by Three and One-Half Percent (3.5%) (cumulative and compounded) for such payment, funding or accrual of any such Capital Addition Costs for such Facility, commencing upon the expiration of the Lease Year during which Lessor pays, funds or accrues any such Capital Addition Costs, and upon the expiration of each Lease Year thereafter during the Fixed Term; provided however, if Lessee exercises any renewal option, such increase shall thereafter be Three Percent (3%) each Lease Year with respect to such Facility (cumulative and compounded), commencing upon the expiration of the first (1st) Lease Year of any renewal term, and upon the expiration of each Lease Year thereafter during the renewal terms.

“Notwithstanding anything to the contrary in this Lease, Lessor and Lessee acknowledge and agree that the foregoing allocation for each Facility is solely for purposes of implementing the provisions of Sections 14.2, 15.1.4, 16.5 and 31.2 hereof, and shall not be deemed or construed to modify the nature of this Lease as a single integrated and indivisible economic unit.

“Allocated Minimum Purchase Price:

“(a)           With respect to each Facility (other than the Cherry Hill Facility), at any given time, an amount equal to the sum of (i) the “Allocated Minimum Purchase Price” allocated to such Facility as set forth on Exhibit C attached hereto, plus (ii) all Capital Addition Costs paid, funded or accrued by Lessor for such Facility, which such Capital Addition Costs so paid, funded or accrued by Lessor for such Facility shall be increased as of the expiration of the Lease Year during which the same were paid, funded or accrued by Lessor, and upon each Lease Year thereafter during the Term, by a percentage equal to the greater of (a) Two and One-Half Percent (2.5%) or (b) the lesser of (i) the applicable CPI Increase or (ii) Five Percent (5%).

“(b)           With respect to the Cherry Hill Facility, at any given time, an amount equal to the sum of (i) Lessor’s Initial Investment with respect to such Facility, as increased by Three and One-Half Percent (3.5%) each Lease Year with respect to such Facility (cumulative and compounded), commencing upon the expiration of the first (1st) Lease Year of the Fixed Term, and upon the expiration of each Lease Year thereafter during the Fixed Term; provided, however, if Lessee exercises any renewal option, such increase shall thereafter be Three Percent (3%) each Lease Year with respect to such Facility (cumulative and compounded), commencing upon the expiration of the first (1st) Lease Year of any renewal term, and upon the expiration of each Lease Year thereafter during the renewal terms, plus (ii) the aggregate of all Capital Addition Costs paid, funded or accrued by Lessor for such Facility as of the subject date, as increased each Lease Year by Three and One-Half Percent (3.5%) (cumulative and compounded) for such payment, funding or accrual of any such Capital Addition Costs for such Facility, commencing upon the expiration of the Lease Year during which Lessor pays, funds or accrues any such Capital Addition Costs, and upon the expiration of each Lease Year thereafter during the Fixed Term; provided however, if Lessee exercises any renewal option, such increase shall thereafter be Three Percent (3%) each Lease Year with respect to such Facility (cumulative and compounded), commencing upon the expiration of the first (1st) Lease Year of any renewal term, and upon the expiration of each Lease Year thereafter during the renewal terms.

“Lessor and Lessee acknowledge and agree that the foregoing allocations are solely for purposes of implementing the provisions of Sections 14.2, 15.1.4, 16.5 and 31.2 hereof.  In addition, except for such Sections, the Purchase Option Price payable with respect to all of the Facilities (other than the Cherry Hill Facility)

hereunder is payable for all such Facilities as a single, integrated and indivisible economic unit, and that but for such integration, the Purchase Option Price payable for such Facilities under this Lease would have been computed on a different basis.”

“Allocated Planned Capital Refurbishment Project Additional Funding Amount:  With respect to each Facility (other than the Cherry Hill Facility), a total aggregate funding for those Planned Capital Refurbishment Project(s) at such Facility as are identified on Schedule 9.5.1B attached hereto as “Future Need” items, which are in addition to the “Immediate Need” items identified on Schedule 9.5.1A to be covered by the Allocated Planned Capital Refurbishment Project Allowance, and any additional capital refurbishments/replacements for such Facility as may be proposed by Lessee and reasonably approved by Lessor, which approval may not be unreasonably withheld, equal to (a) with respect to each Facility (other than the Cherry Hill Facility), the lesser of (i) the actual “Aggregate Costs of the Planned Capital Refurbishment Project(s)” for such “Future Need” items (and any additional capital refurbishments/replacements so proposed by Lessee and reasonably approved by Lessor) with respect to such Facility or (ii) the amount specified for and allocated to such Facility as set forth on such Schedule 9.5.1B such “Future Need” items (and any additional capital refurbishments/replacements so proposed by Lessee and reasonably approved by Lessor) with respect to such Facility, provided, however, that Lessor shall not unreasonably withhold its approval to the reallocation of the amount specified for and allocated to such Facility for such “Future Need” items (and any additional capital refurbishments/replacements so proposed by Lessee and reasonably approved by Lessor) so long as the aggregate of the Allocated Planned Capital Refurbishment Project Funding Amount for all such Facilities does not exceed Two Million Thousand Dollars ($2,000,000.00), notwithstanding such reallocation or the actual Aggregate Costs of the Planned Capital Refurbishment Projects for such “Future Need” items (and any additional capital refurbishments/replacements so proposed by Lessee and reasonably approved by Lessor) for all such Facilities, and (b) with respect to the Cherry Hill Facility, the lesser of (i) the ‘Allocated Minimum Aggregate Costs of the Planned Capital Refurbishment Project’ specified for and allocated to the Cherry Hill Facility as set forth on Exhibit C-1 attached hereto as “Future Need” items or (ii) the actual Aggregate Costs of the Planned Capital Refurbishment Project(s) with respect to the Cherry Hill Facility.  Notwithstanding anything to the contrary in this Lease, the portion of the Allocated Planned Capital Refurbishment Project Additional Funding Amount allocated to each Facility shall not count towards the Annual Minimum Capital Project Amount with respect to such Facility, and Lessee’s expenditure and reimbursement of all or any portion of the Aggregate Costs of the Planned Capital Refurbishment Project(s) for any “Future Need” items (and any additional capital refurbishments/replacements so proposed by Lessee and reasonably approved by Lessor) with respect to such Facility for such Facility shall be in addition to the Annual Minimum Capital Project Amount with respect to such Facility.”

“Allocated Planned Capital Refurbishment Project Allowance:  With respect to each Facility, a total aggregate allowance for all Planned Capital Refurbishment Project(s) at such Facility as are identified on Schedule 9.5.1A attached hereto as “Immediate Need” items equal to (a) with respect to each Facility (other than the Cherry Hill Facility), the lesser of (i) the actual “Aggregate Costs of the Planned Capital Refurbishment Project(s)” for such “Immediate Need” items with respect to such Facility or (ii) the amount specified for and allocated to such Facility for such “Immediate Need” items so long as the aggregate of the Allocated Planned Capital Refurbishment Project Allowance for all Facilities does not exceed Five Hundred Thousand Dollars ($500,000.00), notwithstanding such reallocation or the actual Aggregate Costs of the Planned Capital Refurbishment Projects for such “Immediate Need” items for all such Facilities, and (b) with respect to the Cherry Hill Facility, the lesser of (i) the ‘Allocated Minimum Aggregate Costs of the Planned Capital Refurbishment Project(s)’ specified for and allocated to the Cherry Hill Facility as set forth on Exhibit C-1 attached hereto as “Immediate Need” items (and as are more particularly identified on Schedule 9.5.1A-1 attached hereto as “Immediate Need” items), or (ii) the actual Aggregate Costs of the Planned Capital Refurbishment Project(s) for such “Immediate Need” items with respect to the Cherry Hill Facility.  Notwithstanding anything to the contrary in this Lease, the portion of the Allocated Planned Capital Refurbishment Project Allowance specified for and allocated to each Facility shall not count towards the Annual Minimum Capital Project Amount with respect to such Facility, and Lessee’s expenditure and reimbursement of all or any portion of the Aggregate Costs of the Planned Capital Refurbishment Project(s) for any Planned Capital Refurbishment Project(s) for such Facility shall be in addition to the Annual Minimum Capital Project Amount with respect to such Facility.”

“Annual Minimum Capital Project Amount:

“(a)           During each Lease Year with respect to each Facility (other than the Cherry Hill Facility), the following amounts:

“(i)           With respect to the first (1st) and second (2nd) Lease Years for each such Facility, subject to Section 9.5 below, Zero Dollars ($0).

“(ii)           With respect to the third (3rd) Lease Year for each such Facility, Five Hundred Fifty Dollars ($550.00) per living unit located on the Leased Property of such Facility.

“(iii)           With respect to the fourth (4th) Lease Year for each such Facility, Six Hundred Dollars ($600.00) per living unit located on the Leased Property of such Facility.

“(iv)           With respect to the fifth (5th) Lease Year for each such Facility, Six Hundred Fifty Dollars ($650.00) per living unit located on the Leased Property of such Facility.

“(v)           Commencing upon the expiration of the fifth (5th) Lease Year, and upon the expiration of each Lease Year thereafter during the Term for such Facilities, the then current Annual Minimum Capital Project Amount for each Facility (other than the Cherry Hill Facility, which shall be governed by the provisions of clause (a) above) for the ensuing Lease Year shall be equal to the Annual Minimum Capital Project Amount in effect as of the expiration of the immediately prior Lease Year, as increased by a percentage equal to the greater of (a) Two and One-Half Percent (2.5%) or (b) the lesser of (i) the applicable CPI Increase or (ii) Five Percent (5%).”

“(b)           During each Lease Year with respect to the Cherry Hill Facility, the following Amounts:

“(i)           With respect to the first (1st) and second (2nd) Lease Years for such Facility, subject to Section 9.5 below, Zero Dollars ($0).

“(ii)           With respect to the third (3rd) Lease Year for such Facility, Four Hundred Fifty Dollars ($450.00) per living unit located on the Leased Property of such Facility.

“(iii)           With respect to the fourth (4th) Lease Year for such Facility, Five Hundred Twenty-Five Dollars ($525.00) per living unit located on the Leased Property of such Facility.

“(iv)           With respect to the fifth (5th) Lease Year for such Facility, Six Hundred Dollars ($600.00) per living unit located on the Leased Property of such Facility.

“(v)           Commencing upon the expiration of the fifth (5th) Lease Year, and upon the expiration of each Lease Year thereafter during the Term for such Facility, the Annual Minimum Capital Project Amount for the ensuing Lease Year shall be equal to the Annual Minimum Capital Project Amount in effect as of the expiration of the immediately prior Lease Year, as increased by a percentage equal to the greater of (a) Three and One-Half Percent (3.5%) or (b) the applicable CPI Increase.”

“Capital Addition Costs:  The costs of any Capital Addition made to the Leased Property whether paid for by Lessee or Lessor, including (i) all permit fees and other costs imposed by any governmental authority, the cost of site preparation, the cost of construction including materials and labor, the cost of supervision and related design, engineering and architectural services, the cost of any fixtures, and if and to the extent approved by Lessor, the cost of construction financing; (ii) fees paid to obtain necessary licenses and certificates; (iii) if and to the extent approved by Lessor in writing and in advance, the cost of any land contiguous to the Leased Property which is to become a part of the Leased Property purchased for the purpose of placing thereon the Capital Addition or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same; (iv) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Addition during construction; (v) the cost of title insurance; (vi) reasonable fees and expenses of legal counsel; (vii) filing, registration and recording taxes and fees; (viii) documentary stamp and similar taxes; and (ix) all reasonable costs and expenses of Lessor and any Person which has committed to finance the Capital Addition, including (a) the reasonable fees and expenses of their respective legal counsel; (b) printing expenses; (c) filing, registration and recording taxes and fees; (d) documentary stamp and similar taxes; (e) title insurance charges and appraisal fees; (f) rating agency fees; and (g) commitment fees charged by any Person advancing or offering to advance any portion of the financing for such Capital Addition.  Notwithstanding anything to the contrary in this Lease, all Aggregate Costs of the Planned Capital Refurbishment Project for any Planned Capital Refurbishment Project for any Facility paid, funded or accrued by Lessor under this Lease (other than any portion of the applicable Planned Capital Refurbishment Project Allowance, but including any portion of the Allocated Planned Capital Refurbishment Project Additional Funding Amount, in either case paid, funded or accrued by Lessor on account thereof as provided in this Lease) shall be at all times deemed Capital Addition Costs paid, funded or accrued by Lessor under this Lease, including for purposes of determining the Allocated Minimum Purchase Price.  Notwithstanding anything to the contrary in this Lease, the Capital Addition Costs paid or funded by Lessor hereunder solely with respect to the Cherry Hill Facility shall be deemed for all purposes to consist of the entire amount paid, funded or accrued by Lessor pursuant to Section 9.5 herein on account of the Allocated Planned Capital Refurbishment Project Allowance and the Allocated Planned Capital Refurbishment Additional Funding Amount with respect to such Facility.”

“Commencement Date:

“(a)           With respect to each Facility (other than the Cherry Hill Facility), June 1, 2010.

“(b)           With respect to the Cherry Hill Facility, September 30, 2010 (i.e., the Cherry Hill Facility Closing Date).”

“Current Owner:

“(a)           With respect to each Facility (other than the Cherry Hill Facility), Prime Care Seven, LLC, an Indiana limited liability company.

“(b)           With respect to the Cherry Hill Facility, Care Institute, Inc. – Cherry Hill, an Indiana non-profit corporation.

“Escrow:  An escrow opened by Lessee with an Escrow Holder for purposes of consummating the purchase of (a) all of the Facilities (other than the Cherry Hill Facility), or (b) the Cherry Hill Facility, as applicable, upon exercise of a purchase option therefor by Lessee in accordance with, and subject to the terms of, Article XXXV hereof.”

“Escrow Holder:  A national title company reasonably acceptable to Lessor.”

“Lease Year.  The first (1st) Lease Year (a) with respect to each Facility other than the Cherry Hill Facility, shall commence on June 1, 2010 and end on May 31, 2011, and (b) with respect to the Cherry Hill Facility, shall commence on the Commencement Date with respect to the Cherry Hill Facility and end on September 30, 2011.  Each subsequent Lease Year for each Facility shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year with respect to such Facility.”

“Lessor.  Collectively, as their interests may appear, HCP Texas and HCP, and each of their respective successors and assigns.”

“Lessor’s Cherry Hill Facility Set-Up Costs.  All fees and expenses of and disbursements made by Lessor in connection with acquisition of the Leased Property of the Cherry Hill Facility, the negotiation, execution and delivery of this Second Amendment, the Exhibits hereto and the other agreements contemplated hereby, the review of diligence materials, documents and other information relating to Lessee and the consummation of the transactions contemplated hereby and thereby through the Effective Date, including any legal or other professional fees and costs of Lessor.”

“Minimum Purchase Price:

“(a)           With respect to all Facilities (other than the Cherry Hill Facility), the sum of the Allocated Minimum Purchase Price for all such Facilities.

“(b)           With respect to the Cherry Hill Facility, the ‘Minimum Purchase Price’ shall be equivalent to the Allocated Minimum Purchase Price for such Facility.”

“Opening Deposit:

“(a)           With respect to all Facilities (other than the Cherry Hill Facility), as defined in Section 35.1.

“(b)           With respect to the Cherry Hill Facility, as defined in Section 35.2 (i.e., the sum of Two and One-Half Percent (2½%) of the applicable Minimum Purchase Price).”

“Outside Closing Date:

“(a)           With respect to all Facilities (other than the Cherry Hill Facility), as defined in Section 35.1.

“(b)           With respect to the Cherry Hill Facility, as defined in Section 35.2.”

“Planned Capital Refurbishment Project Additional Funding Amount:

“(a)           The aggregate of the Allocated Planned Capital Refurbishment Project Additional Funding Amount for all of the Facilities (other than the Cherry Hill Facility); provided, however, that in no event shall the total Planned Capital Refurbishment Project Additional Funding Amount for all Facilities exceed Two Million Dollars ($2,000,000.00), notwithstanding the actual Aggregate Costs of the Planned Capital Refurbishment Project(s) for all “Future Need” items (and any additional capital refurbishments/replacements so proposed by Lessee and reasonably approved by Lessor) for all such Facilities.”

“(b)           The total Planned Capital Refurbishment Project Additional Funding Amount for the Cherry Hill Facility; provided, however, that in no event shall the total Planned Capital Refurbishment Project Additional Funding Amount for the Cherry Hill Facility exceed Three Hundred Fifty Thousand Two Hundred Dollars ($350,200.00), notwithstanding the actual Aggregate Costs of the Planned Capital Refurbishment Project(s) for all “Future Need” items (and any additional capital refurbishments/replacements so proposed by Lessee and reasonably approved by Lessor) for all such Facilities.”

Planned Capital Refurbishment Project Allowance:

(a) The aggregate of the allocated Planned Capital Refurbishment Project allowance for all of the Facilities (other than the Cherry Hill Facility); provided, however, that in no event shall the total Planned Capital Refurbishment Project allowance for all Facilities (other than the Cherry Hill Facility) exceed Five Hundred Thousand Dollars ($500,000.00), notwithstanding the actual Aggregate Costs of the Planned Capital Refurbishment Project(s) for all “Immediate Need” items for all such Facilities.

(b) The aggregate of the Allocated Planned Capital Refurbishment Project Allowance for the Cherry Hill Facility; provided, however, that in no event shall the total Planned Capital Refurbishment Project Allowance for such Facility exceed Six Hundred Forty-Nine Thousand Eight Hundred Dollars ($649,800.00), notwithstanding the actual Aggregate

Costs of the Planned Capital Refurbishment Project(s) for all “Immediate Need” items for such Facility.

“Purchase Agreement:

“(a)           With respect to the Facilities (other than the Cherry Hill Facility), the written purchase agreement between Current Owner and Lessor or an affiliate(s) of Lessor and pursuant to which Lessor is acquiring the Leased Property of the Facilities.

“(b)           With respect to the Cherry Hill Facility, the written purchase agreement between the Current Owner of the Cherry Hill Facility and Lessee pursuant to which Lessee is acquiring the Cherry Hill Facility so as to enable it to enter into and consummate the Cherry Hill Contract of Acquisition.”

“Purchase Option Price:

“(a)           With respect to all Facilities other than the Cherry Hill Facility, the greater of (i) the sum of the Fair Market Value of all such Facilities then subject to the terms of this Lease, and any such Facility(ies) then subject to a New Lease hereinafter with or in favor of Lessor or any Affiliate of Lessor, or (ii) the sum of the Minimum Purchase Price hereunder with respect to such Facilities and the aggregate Minimum Purchase Price(s) under any New Lease(s) hereafter with respect to any such Facility with or in favor of Lessor or any Affiliate of Lessor.

“(b)           With respect to the Cherry Hill Facility, the Minimum Purchase Price with respect to the Cherry Hill Facility.”

(c) Minimum Rent.  Section 3.1.1 of the Master Lease is hereby amended and restated to read, in its entirety, as follows:

“3.1.1           Minimum Rent.

“(a)           Minimum Rent for All Facilities (other than the Cherry Hill Facility).  With respect to each Facility (other than the Cherry Hill Facility):

“(i)           Subject to upward adjustments as provided in this subsection (a), Lessee shall pay to Lessor as monthly “Allocated Minimum Rent” for such Facility, for the period from the applicable Commencement Date through the expiration of the fifth (5th) Lease Year with respect to such Facility, one-twelfth (1/12) of the amounts allocated to and set forth opposite such Facility on Exhibit C attached hereto.  The first monthly payment of Allocated Minimum Rent for such Facility shall be payable on the applicable Commencement Date with respect to such Facility (prorated as to any partial calendar month at the beginning of the Term).

“(ii)           Monthly Minimum Rent (and applicable Allocated Minimum Rent for each Facility) for the sixth (6th) Lease Year of the Fixed Term shall be equal to the sum of (i) the monthly Minimum Rent (and applicable Allocated Minimum Rent for each Facility) in effect as of the expiration of the fifth (5th) Lease Year, plus (B) the monthly Additional Rent (and applicable Allocated Additional Rent for each Facility) in effect as of the expiration of the fifth (5th) Lease Year, in each case as increased for such sixth (6th) Lease Year by a percentage equal to the greater of (i) Two and One-Half Percent (2.5%) or (ii) the lesser of (A) the applicable CPI Increase or (B) Five Percent (5%).

“(iii)           Commencing upon the expiration of the sixth (6th) Lease Year and upon the expiration of each Lease Year thereafter during the Term (including any Extended Term), the then current monthly Allocated Minimum Rent for each Facility for such Lease Year shall be increased by the greater of (i) Two and One-Half Percent (2.5%) or (ii) the lesser of (A) the applicable CPI Increase of (B) Five Percent (5%).

“(iv)           If any increase in Allocated Minimum Rent for any Facility as provided in Sections 3.1.1(a)(ii) or (a)(iii) above shall not have been made at the commencement of the Lease Year for which applicable, Lessee shall continue to pay monthly Allocated Minimum Rent for such Facility at the last rate applicable until Lessee receives Lessor’s written notice as to such increase.  Within ten (10) days after Lessee’s receipt of Lessor’s notice, Lessee shall pay to Lessor an amount equal to the new monthly Allocated Minimum Rent for such Facility times the number of months from the commencement of the then current Lease Year, as applicable, to the date of receipt of Lessor’s notice, less the aggregate amount paid by Lessee on account of monthly Allocated Minimum Rent for such Facility for the same period.  Thereafter, Lessee shall pay monthly Allocated Minimum Rent for such Facility for the applicable period at the new rate set forth in Lessor’s notice.  Following any increase in the Allocated Minimum Rent with respect to any Facility pursuant to Sections 3.1.1(a)(ii) or (a)(iii) above, at the request of either Lessor or Lessee, the parties shall execute a written confirmation setting forth the same, in form and substance reasonably acceptable to Lessor.  Notwithstanding the foregoing, the failure of either Lessor or Lessee to request and/or the failure of either party to execute and deliver any such written confirmation shall not affect Lessor’s good faith determination of the Allocated Minimum Rent payable with respect to the applicable Facility under this Lease.

“(b)           Minimum Rent for the Cherry Hill Facility.  With respect to the Cherry Hill Facility:

“(i)           Subject to upward adjustments as provided in this subsection (b), Lessee shall pay to Lessor as monthly “Allocated Minimum Rent” for such Facility, for the period from the applicable Commencement Date through the expiration of the first (1st) Lease Year with respect to such Facility, an amount equal to One Hundred One Thousand Eight Hundred Five Dollars ($101,805.00) (i.e., one-twelfth (1/12) of the product of (A) the Cherry Hill Facility Lease Rate times (B) Lessor’s Initial Investment with respect to such Facility) (i.e., annual Allocated Minimum Rent equal to $1,221,660.00).  The first monthly payment of Allocated Minimum Rent for such Facility shall be payable on the applicable Commencement Date with respect to such Facility (prorated as to any partial calendar month at the beginning of the Term).

“(ii)           Upon the expiration of the first (1st) Lease Year of the Fixed Term with respect to such Facility, and upon the expiration of each Lease Year thereafter during the applicable Fixed Term, the then current monthly Allocated Minimum Rent for such Facility for such Lease Year shall be increased for the ensuing Lease Year by Three and One-Half Percent (3.5%).

“(iii)           The monthly Allocated Minimum Rent for the Cherry Hill Facility shall also be increased on the date of the payment, funding or accrual by Lessor of any portion of the Allocated Planned Capital Refurbishment Project Additional Funding Amount with respect to such Facility, pursuant to Section 9.5 by an amount equal to one-twelfth (1/12) of the product of (A) the sum of (x) the amount of such payment, funding or accrual of any portion of the Allocated Planned Capital Refurbishment Project Allowance with respect to such Facility and (y) the amount of such payment, funding or accrual of our portion of the Allocated Planned Capital Refurbishment Project Additional Funding Amount with respect to such Facility, times (B) the Cherry Hill Planned Capital Refurbishment Project Funding Rate.  Allocated Monthly Minimum Rent for such Facility for any months during which such increase is applicable pursuant to this paragraph (iii) shall be prorated based upon the number of days for which the different rental amounts apply.

“(iv)           For the first (1st) Lease Year of each Extended Term, if any, with respect to such Facility, the monthly Allocated Minimum Rent for such Facility shall be the greater of (x) one-twelfth (1/12) of the then annual Fair Market Rental with respect to such Facility not to exceed One Hundred Six Percent (106%) of the monthly Allocated Minimum Rent in effect for such Facility as of the expiration of the immediately prior Lease Year with respect to such Facility, or (y) One Hundred Three Percent (103%) of the monthly Allocated Minimum Rent in effect for such Facility as of the expiration of the immediately prior Lease Year with respect to such Facility.  Commencing upon the expiration of the first (1st) Lease Year of each Extended Term, if any, for such Facility, and upon the expiration of each Lease Year thereafter during the applicable Extended Term, the then current monthly Allocated Minimum Rent for such Facility for such Lease Year shall be increased for the ensuing Lease Year by Three Percent (3%).

“(c)           Rent Increases Generally.  If any adjustment for any Facility provided for in subsections (a), or (b) of this Section 3.1.1 shall not have been made at the commencement of the Lease Year (or other applicable period) for which applicable, Lessee shall continue to pay monthly Allocated Minimum Rent for such Facility at the last rate applicable until Lessee receives Lessor’s written notice as to such adjustment.  Within ten (10) days after Lessee’s receipt of Lessor’s notice, Lessee shall pay to Lessor an amount equal to the new monthly Allocated Minimum Rent for such Facility times the number of months from the commencement of the then current Lease Year (or other applicable period) with respect to such Facility to the date of receipt of Lessor’s notice, less the aggregate amount paid by Lessee on account of monthly Allocated Minimum Rent for such Facility for the same period.  Thereafter, Lessee shall pay monthly Allocated Minimum Rent for such Facility for the applicable Lease Year at the new rate set forth in Lessor’s notice.”  Following any increase in the Allocated Minimum Rent with respect to any Facility pursuant to this Section 3.1.1, at the request of either Lessor or Lessee, the parties shall execute a written confirmation setting forth the same, in form and substance reasonably acceptable to Lessor.  Notwithstanding the forgoing, the failure of either Lessor or Lessee to request and/or the failure of either party to execute and deliver any such written confirmation shall not affect Lessor’s good faith determination of the Allocated Minimum Rent payable with respect to the applicable Facility under this Lease.

(d) Annual Inspections.  The last sentence of Section 9.4 of the Original Master Lease is hereby amended and restated to read, in its entirety, as follows:

“Lessee shall reimburse Lessor for all costs and expenses incurred by Lessor in connection with the inspections provided for in this Section 9.4 promptly following its receipt of Lessor’s invoice therefore, which costs shall not exceed (i) One Thousand Dollars ($1,000.00) annually per Facility (other than the Cherry Hill Facility) and (ii) Two Thousand Dollars ($2,000.00) annually as to the Cherry Hill Facility.”

(e) Planned Capital Refurbishment Projects.

(i) Section 9.5.1 of the Original Master Lease is hereby amended and restated to read, in its entirety, as follows:

“9.5.1           Nature of Planned Capital Refurbishment Projects.  Lessor and Lessee acknowledge and agree that the Facilities are in need of certain capital refurbishments/replacements as generally described on Schedule 9.5.1A (and Schedule 9.5.1A-1 with respect to the Cherry Hill Facility) as the “Immediate Need” items and on Schedule 9.5.1B as the “Future Need” items, as well as (with respect to all Facilities, including the Cherry Hill Facility) certain other potential additional capital refurbishment/replacement items as may be proposed by Lessee and reasonably approved by Lessor, in order to bring the same into good order and repair and to improve their overall competitive position in the respective market places in which they are located.  Promptly following the applicable Commencement Date with respect to all Facilities (other than the Cherry Hill Facility) and promptly after the applicable Commencement Date with respect to the Cherry Hill Facility, Lessor and Lessee shall reasonably and in good faith agree in writing upon any such capital refurbishments/replacements to each Facility (i.e., in addition to those items generally described on Schedules 9.5.1A, 9.5.1A-1 and 9.5.1B) as are necessary to bring each such Facility into good order and repair and to improve their overall competitive position in the respective market places in which they are located, including the general scope of such additional capital refurbishments/replacements to and estimated cost budget(s) therefor (with respect to each such Facility, the applicable items described on Schedules 9.5.1A, 9.5.1A-1 and 9.5.1B and any such additional refurbishments/replacements so proposed by Lessee and reasonably approved by Lessor, the “Planned Capital Refurbishment Project”).

(ii) The second sentence of Section 9.5.3 of the Original Master Lease is hereby amended and restated to read, in its entirety, as follows:

“The Project Budget with respect to each Planned Capital Refurbishment Project for a Facility shall include, and Lessee shall be responsible for paying to Lessor, (i) an amount to include $2,000.00 for each site visit per Cherry Hill Facility and $1,650.00 for each site visit per Facility (other than the Cherry Hill Facility) for the purpose of inspecting such Planned Capital Refurbishment Project for such Facility, provided that Lessor shall not be entitled to such amount for more than one (1) visit for each Facility (except that Lessor shall be entitled to make an additional site visit to a Facility and receive such amount in connection with each Request for Advance in which the amount requested to be disbursed by Lessor therefore is $100,000.00 or more) (with respect to each Capital Refurbishment Project for a Facility, collectively, the “Planned Capital Refurbishment Project Site Review Fees”) and (ii) all legal fees, expenses and disbursements incurred by Lessor in connection with the review of diligence materials, documents and other information relating to such Planned Capital Refurbishment Project for such Facility, including engineering fees, accountants and other professional fees (with respect to each Capital Refurbishment Project for a Facility, collectively, the “Planned Capital Refurbishment Project Lessor Costs”).”

(iii) Section 9.5.4(b) of the Original Master Lease is hereby amended and restated to read, in its entirety, as follows:

“(b)           From and after commencement of construction and/or performance of such Planned Capital Refurbishment Project, Lessee shall diligently prosecute the same to completion in accordance with the terms of this Lease and the Plans and Specifications therefore and, in any event cause the Completion Date therefore to occur on or before (i) that date which is twenty-four (24) months following the Commencement Date with respect to each Planned Capital Refurbishment Project for a Facility (other than the Cherry

Hill Facility), or (ii) that date which is eighteen (18) months following the Commencement Date with respect to each Planned Capital Refurbishment Project for the Cherry Hill Facility; provided, however, with respect to the Planned Capital Refurbishment Projects for the “Immediate Need” items, that date which is three (3) months following the Commencement Date for such Facility (in each case, the “Outside Planned Capital Refurbishment Project Completion Date”), as such date may be extended in the event of the occurrence of any of the events described in Section 45.1.16.”

(iv) A new sentence of Section 9.5.5(a) of the Original Master Lease is hereby added to the end thereof to read, in its entirety, as follows:

“For the avoidance of doubt, Lessor and Lessee agree that the Request for Advance (i.e., Lessee shall be limited to submitting a one-time Request for Advance) with respect to all Planned Capital Refurbishment Projects for the Cherry Hill Facility shall reflect the full amount of Aggregate Costs of the Planned Capital Refurbishment Projects expended by Lessee through the date thereof on the work or materials which are the subject of the Request for Advance but that Lessor’s funding obligation shall be limited to (i) One Hundred Percent (100%) of the Planned Capital Refurbishments Project for the Cherry Hill Facility expended by Lessee and (ii) the maximum amount that Lessor is otherwise required to advance hereunder.”

(v) The fourth (4th) sentence of Section 9.5.5(c) of the Original Master Lease is hereby amended and restated to read, in its entirety, as follows:

“In no event shall Lessor be required to make any advance for a particular line item with respect to any Planned Capital Refurbishment Project for a Facility which, when aggregated with prior advances, is in excess of (i) with respect to any Planned Capital Refurbishment Project for the Cherry Hill Facility, One Hundred Percent (100%) of the applicable Project Budget or (ii) with respect to any Planned Capital Refurbishment Project for any Facility (other than the Cherry Hill Facility), the applicable Project Budget for such line item except to the extent amounts from contingency line items are unused and/or to the extent savings, in Lessor’s reasonable good faith discretion, in other budget line items remain unused.”

(vi) An additional sentence to Section 9.5.5(d) of the Original Master Lease is hereby added to the end thereof to read, in its entirety, as follows:

“Notwithstanding anything to the contrary contained in the foregoing, Lessee’s request for an advance for costs and expenses of labor and materials connected to the construction/performance for the Planned Capital Refurbishment Project with respect to the Cherry Hill Facility shall be limited to a one-time request made within thirty (30) days after the Outside Planned Capital Refurbishment Project Completion Date for such Facility.”

(f) Extended Term(s).  Section 19.1 of the Original Master Lease is hereby amended and restated to read, in its entirety, as follows:

“19.1           Extended Term(s).

“(a)           Extended Term(s) for All Facilities (other than the Cherry Hill Facility).  Provided that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, either at the date of exercise or upon the commencement of an Extended Term (as hereunder defined), then Lessee shall have the right to renew this Lease with respect to all (but not less than all) of the Facilities (other than the Cherry Hill Facility) then covered by this Lease for two (2) consecutive ten (10) year renewal terms (each an “Extended Term”), upon (i) giving written notice to Lessor of such renewal not less than twelve (12) months prior to the expiration of the then current Term, (ii) delivering to Lessor concurrent with such notice a reaffirmation of the Guaranty (ies) executed by Guarantor(s) stating, in substance, that Guarantor’s(s’) obligations under the Guaranty(ies) shall extend to this Lease, as extended by the Extended Term and (iii) with respect to any Facility(ies) subject to a New Lease hereafter with or in favor of Lessor or any Affiliate of Lessor, the concurrent exercise by the “Lessee” thereunder of the renewal of each such New Lease for the concurrent exercise by the “Lessee” thereunder of the renewal of each such New Lease for the corresponding and co-terminus “Extended Term” thereof.  During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect.  Notwithstanding anything to the contrary in this Section 19.1(a), Lessor, in its sole discretion, may waive the condition to Lessee’s right to renew this Lease that no Event of Default, have occurred or be continuing, and the same may not be used by Lessee as a means to negate the effectiveness of Lessee’s exercise of its renewal right for such Extended Term.

“(b)           Extended Term(s) for the Cherry Hill Facility.  Provided that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, either at the date of exercise or upon the commencement of an Extended Term (as hereunder defined), then Lessee shall have the right to renew this Lease, with respect to the Cherry Hill Facility only, for two (2) consecutive ten (10) year renewal terms (with respect to each such renewal term, an “Extended Term”), upon (i) giving written notice to Lessor of such renewal with respect to such Facility not less than twelve (12) months and not more than eighteen (18) months prior to the expiration of the then current Term with respect to such Facility and (ii) delivering to Lessor concurrent with such notice a reaffirmation of the Guaranty(ies) executed by Guarantor(s) stating, in substance, that Guarantor’s(s’) obligations under the Guaranty(ies) shall extend to this Lease, as extended by the Extended Term for such Facility.  During each Extended Term with respect to such Facility, all of the terms and conditions hereof applicable to such Facility shall continue in full force and effect.  If, with respect to the Cherry Hill Facility,

Lessee shall not be entitled to exercise its right to renew this Lease for an Extended Term with respect such Facility as herein provided (e.g., by reason of an Event of Default) or shall be entitled to renew this Lease for an Extended Term with respect to such Facility but shall fail to do so within the time and in the manner herein provided, such right of renewal for such Extended Term for such Facility shall lapse and thereafter not be exercisable by Lessee.  The lapse of the first (1st) Extended Term for any such Facility shall cause the second (2nd) Extended Term for such Facility to lapse as well.  No failure by Lessor to notify Lessee of any defect in any attempted exercise of a renewal right for an Extended Term for either such Facility shall be deemed a waiver by Lessor of the right to insist upon Lessee’s exercise of such right in strict accordance with the provisions hereof.  Notwithstanding anything to the contrary in this Section 19.1(b), Lessor, in its sole discretion, may waive the condition to Lessee’s right to renew this Lease for the Cherry Hill Facility for an applicable Extended Term that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, have occurred or be continuing, and the same may not be used by Lessee as a means to negate the effectiveness of Lessee’s exercise of its renewal right for such Extended Term for such Facility.”

(g) Lessee’s Purchase Option(s).  Section 35.1 of the Original Master Lease is hereby amended and restated, in its entirety, to read, as follows:

“35.1           Lessee’s Option to Purchase the Leased Property of the Facilities.

“35.1.1  Lessee’s Option to Purchase the Facilities (other than the Cherry Hill Facility). Provided (a) no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing hereunder and (b) Lessee shall be entitled to and shall have extended the Term of this Lease for the first (1st) Extended Term pursuant to Article XIX hereof, then Lessee shall have the option to purchase the Leased Property of all (but not less than all) of the Facilities (other than the Cherry Hill Facility) then subject to the terms of this Lease and any Facility(ies) (other than the Cherry Hill Facility) subject to a New Lease hereafter with or in favor of Lessor or any Affiliate of Lessor by (i) opening an Escrow (the “Escrow”) by depositing either (1) cash or (2) a letter of credit from a financial institution and in form in each case acceptable to Lessor, the sum (the “Opening Deposit”) of Two and One-Half Percent (2 1/2%) of the Minimum Purchase Price (determined on the date of the Opening Deposit) and a copy of this Lease and each New Lease with Escrow Holder, (ii) giving written notice (the “Option Exercise Notice”) to Lessor of such deposit with Escrow Holder no earlier than eighteen (18) months and not less than fifteen (15) months prior to the expiration of the first (1st) Extended Term, and specifying the date (the “Purchase Option Closing Date”) on which Lessee shall acquire the Leased Property of all (but not less than all) of the Facilities (other than the Cherry Hill Facility) then subject to the terms of this Lease and any Facility(ies) (other than the Cherry Hill Facility)

subject to a New Lease hereafter with or in favor of Lessor or any Affiliate of Lessor, and (iii) if applicable, delivering to Lessor concurrent with the Option Exercise Notice a reaffirmation of each Guaranty executed by the applicable Guarantor stating, in substance, that such Guarantors’ obligations under such Guaranty shall extend to the purchase contract formed by Lessor and Lessee upon proper and timely exercise of such option.  If Lessee shall not be entitled to exercise such option (e.g., by reason of an Event of Default) or shall be entitled to exercise the same but shall fail to do so within the time and in the manner herein provided, such option shall lapse and thereafter not be exercisable by Lessee.  Such option shall also lapse if Lessee either is not entitled to or is entitled to and fails to timely exercise Lessee option to renew the Term of this Lease for the first (1st) Extended Term pursuant to Article XIX hereof.  No failure by Lessor to notify Lessee of any defect in any attempted exercise of the foregoing option shall be deemed a waiver by Lessor of the right to insist upon Lessee’s exercise of such option in strict accordance with the provisions hereof.  In the event that Lessee shall properly and timely exercise such option, then such transaction shall be consummated on or within ten (ten) days after the expiration of the first (1st) Extended Term (the “Outside Closing Date”).  No failure by Lessor to notify Lessee of any defect in any attempted exercise of the foregoing option shall be deemed a waiver by Lessor of the right to insist upon Lessee’s exercise of such option in strict accordance with the provisions hereof.  In the event that Lessee shall properly and timely exercise such option, then such transaction shall be consummated on the applicable Purchase Option Closing Date.

“Notwithstanding anything to the contrary herein, if Lessee shall be entitled to and shall exercise its option to purchase the Leased Property of all (but not less than all) of the Facilities (other than the Cherry Hill Facility) then subject to this Lease and any Facility(ies) (other than the Cherry Hill Facility) subject to a New Lease pursuant to this Section 35.1, Lessee shall have a one-time right to cancel and rescind in writing to Lessor Lessee’s exercise of the same within (10) Business Days after the Purchase Option Price is “finally determined.” For purposes of the foregoing, the Purchase Option Price shall be “finally determined” upon the earlier of (x) the date the parties agree in writing upon the Purchase Option Price or (y) the date the Purchase Option Price is determined pursuant to the procedures set forth in Article XXXIV hereof and Lessee receives notice thereof.  If Lessee is entitled to and does not elect to cancel and rescind such purchase option within the time and manner herein provided, then Lessee shall proceed to purchase the Leased Property of all (but not less than all) of the Facilities (other than the Cherry Hill Facility) then subject to this Lease and any Facility(ies) (other than the Cherry Hill Facility) subject to a New Lease on the applicable Purchase Option Closing Date, at the applicable Purchase Option Price, and otherwise in accordance with the provisions of Article XVIII and Sections 35.2 and 35.3 hereof.  If Lessee is entitled to and shall elect to cancel and rescind such purchase option within the time and manner herein provided, then the following shall occur:  (1) the purchase contract formed by Lessee’s exercise of such purchase option shall be cancelled and terminated; (2) the Escrow opened upon such exercise shall be cancelled and Lessee shall pay all title, Escrow and other cancellation charges incurred or imposed in connection therewith; (3) the Opening Deposit and all interest accrued thereon shall be returned to Lessee, notwithstanding anything in Section 35.2(a) to the contrary; (4) Lessee shall pay all fees and expenses of the Appraiser appointed pursuant to Article XXXIV hereof, notwithstanding anything in such Article XXXIV to the contrary, (5) this Lease shall continue in full force and effect in accordance with the terms hereof; and (6) all future purchase rights or options of Lessee contained in this Section 35.1.1 shall automatically terminate and lapse and Lessee shall not thereafter have any right to purchase the Leased Property pursuant to this Section 35.1 (other than the Cherry Hill Facility, which shall be governed by the provisions of Section 35.1.2).

“35.1.2                        Lessee’s Option to Purchase the Cherry Hill Facility. Provided no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing hereunder, Lessee shall have the option to purchase the Leased Property of the Cherry Hill Facility upon the expiration of the seventh (7th) Lease Year of the first (1st) Extension Term for such Facility and at any point thereafter during the first (1st) Extension Term only for such Facility at the applicable Purchase Option Price for such Facility.  Lessee may exercise such option to purchase the Leased Property of the Cherry Hill Facility by (a) opening an Escrow by depositing either (i) cash or (ii) a letter of credit from a financial institution and in form in each case acceptable to Lessor, the applicable Opening Deposit and a copy of this Lease with Escrow Holder, (ii) giving written notice to Lessor of such deposit with Escrow Holder (the “Cherry Hill Option Exercise Notice”) and specifying the date on which Lessee shall acquire the Leased Property of the Cherry Hill Facility (the “Cherry Hill Purchase Option Closing Date”), which Cherry Hill Purchase Option Closing Date shall not be (A) earlier than two hundred seventy (270) days following the date of such Cherry Hill Option Exercise Notice or (B) later than last date of the applicable Extension Term, and (iii) if applicable, delivering to Lessor concurrent with such Cherry Hill Option Exercise Notice a reaffirmation of each Guaranty executed by the applicable Guarantor stating, in substance, that such Guarantors’ obligations under such Guaranty shall extend to the purchase contract formed by Lessor and Lessee upon proper and timely exercise of such option.  For the avoidance of doubt, Lessor and Lessee agree that, if Lessee desires to exercise its purchase option as herein provided and acquire the Leased Property of the Cherry Hill Facility as of the expiration of the seventh (7th) Lease Year, or as of the last day of an applicable Term with respect to such Facility, as the case may be, Lessee shall deliver notice of such exercise to Lessor and satisfy the other conditions set forth herein, no later than two hundred seventy (270) days prior to the expiration of the seventh (7th) Lease Year with respect to such Facility, or the last day of an applicable Extension Term, as the case may be.  If Lessee shall not be entitled to exercise such option (e.g., by reason of an Event of Default) or shall be entitled to exercise the same but shall fail to do so within the time and in the manner herein provided, such option shall lapse and thereafter not be exercisable by Lessee.  No failure by Lessor to notify Lessee of any defect in any attempted exercise of the foregoing option shall be deemed a waiver by Lessor of the right to insist upon Lessee’s exercise of such option in strict accordance with the provisions hereof.  In the event that Lessee shall properly and timely exercise such option, then such transaction shall be consummated on the applicable Cherry Hill Purchase Option Closing Date.

“35.1.3  Options Generally.  If Lessee exercises its option to purchase pursuant to Sections 35.1.1 or 35.1.2, the provisions of Sections 35.2 through 35.4, inclusive, shall apply, and all references therein to an “option” shall mean Lessee’s exercise of any or both of such options, as applicable.”

(h) The second sentence of Section 47.1.3 of the Original Master Lease is hereby amended and rested, in its entirety, to read, as follows:

“The target Purchase Closing Date and Commencement Date for each Facility (other than the Cherry Hill Facility) is June 1, 2010 and the target Purchase Closing Date and Commencement Date for the Cherry Hill Facility is September 30, 2010; provided, however, that if the Purchase Closing Date and Commencement Date shall not have occurred on or before the target Purchase Closing Date and Commencement Date for such Facility, this Lease shall not be void or voidable, nor shall Lessor be liable for any loss or damage resulting therefrom.”

(i) Confirmation of Certain Matters with respect to Cherry Hill Facility. Following the Commencement Date with respect to the Cherry Hill Facility, if requested by Lessor, Lessee and Lessor shall execute a written confirmation or amendment to the Master Lease in form and substance reasonably acceptable to Lessor confirming certain matters, including the actual Commencement Date, the initial Allocated Minimum Rent, the expiration of the first (1st) Lease Year, the expiration of the Fixed Term and such other matters with respect to the Cherry Hill Facility as Lessor may reasonably request, in each case to the extent not otherwise specified in the Master Lease, as hereby amended.  Notwithstanding the foregoing, the failure of Lessor to request and/or Lessee and Lessor to so execute and deliver any such written confirmation or other amendment shall not affect Lessor’s determination of the matters which would have been confirmed by thereby.

(j) Supplement to Exhibits A and C and Schedule 9.5.1A.  Exhibit A-5, Exhibit C-1 and Schedule 9.5.1A-1 attached hereto are hereby appended to and shall become part of Exhibit A, Exhibit C, and Schedule 9.5.1A, respectively, to the Master Lease, as hereby amended.  Lessor and Lessee acknowledge and agree that (i) notwithstanding the existence of certain items of Lessor’s Personal Property with respect to each of the Facilities covered by the Original Master Lease, the parties to the Original Master Lease elected not to prepare Schedule 1 and append the same to Exhibit B thereto, and (ii) Lessor and Lessee have elected to prepare an itemized list of Lessor’s Personal Property with respect to the Cherry Hill Facility in connection with HCP’s acquisition of the Cherry Hill Facility pursuant to the Cherry

Hill Facility Contract of Acquisition, and accordingly such list is attached hereto as Schedule B-1 (Cherry Hill Facility) and shall be appended to and shall become part of such Schedule 1 to Exhibit B of the Master Lease, as hereby amended.

4. Representations and Warranties of Lessee.  As of the Effective Date hereof, Lessee represents and warrants to Lessor as follows:

(a) Lessee is duly organized and validly existing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.

(b) This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by creditors rights, laws and general principles of equity.

(c) Lessee is solvent, has timely and accurately filed all tax returns required to be filed by Lessee, and is not in default in the payment of any taxes levied or assessed against Lessee or any of its assets, or subject to any judgment, order, decree, rule or regulation of any governmental authority which would, in each case or in the aggregate, adversely affect Lessee’s condition, financial or otherwise, or Lessee’s prospects or the Leased Property.

(d) No consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.

(e) The  execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a breach or violation of (A) any Legal Requirement applicable to Lessee or any Facility now in effect; (B) the organizational or charter documents of Lessee; (C) any judgment, order or decree of any governmental authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any obligation of Lessee.

5. Reaffirmation of Master Lease and Treatment Thereof.  Lessor and Lessee hereby acknowledge, agree and reaffirm that (a) except as otherwise expressly provided in the Master Lease, as hereby amended, the Master Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit, and (b) the Master Lease, as hereby amended, shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and the Lessor shall be entitled to all of the benefits of ownership of the Leased Property, including depreciation for all federal, state and land tax purposes.

6. Governing Law.  THIS AMENDMENT WAS NEGOTIATED IN THE STATE OF CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY.  ACCORDINGLY, IN ALL RESPECTS THE MASTER LEASE, AS HEREBY AMENDED (AND ANY AGREEMENT FORMED PURSUANT TO THE TERMS THEREOF OR HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD OF PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT ALL PROVISIONS OF THE MASTER LEASE, AS HEREBY AMENDED, RELATING TO THE CREATION OF THE LEASEHOLD ESTATE AND ALL REMEDIES SET FORTH IN ARTICLE XVI OF THE ORIGINAL LEASE (AS THE SAME MAY BE AMENDED) RELATING TO RECOVERY OF POSSESSION OF THE LEASED PROPERTY OF ANY FACILITY (SUCH AS AN ACTION FOR UNLAWFUL DETAINER OR OTHER SIMILAR ACTION) SHALL BE CONSTRUED AND ENFORCED ACCORDING TO, AND GOVERNED BY, THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY OF SUCH FACILITY IS LOCATED.

7. Full Force and Effect.  Except as specifically set forth herein, the Master Lease shall remain in full force and effect as originally executed by Lessor and Lessee.

8. Entire Agreement.  The Master Lease (including the Exhibits thereto and such other documents as are contemplated thereunder, as hereby amended, constitute the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties.

9. Counterparts; Electronically Transmitted Signatures.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the document transmitted by facsimile or such other electronic means.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

LESSOR:
Witness: /s/ Eliza Gozar Witness: /s/ Michaele Cogan
TEXAS HCP HOLDING, L.P.
a Delaware limited partnership
By:Texas HCP G.P., Inc, a Delaware corporation as its sole General Partner
By:           /s/ Thomas Kirby
Name:      Thomas Kirby
Title:        Executive Vice President

Witness: /s/ Eliza Gozar Witness: /s/ Michaele Cogan	HCP, INC., a Maryland corporation By: /s/ Thomas Kirby Name: Thomas Kirby Title: Executive Vice President

[Signatures continue on the following page]

[SIGNATURE PAGE TO SECOND AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT]

LESSEE:
Witness: /s/ Lara Weasea Witness: /s/ Janet McKinnon	EMERITUS CORPORATION, a Washington corporation By: /s/ Eric Mendelsohn Name: Eric Mendelsohn Title: SVP CorporateDevelopment

[SIGNATURE PAGE TO SECOND AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT]

EXHIBIT A-5

DESCRIPTION OF LAND

(Cherry Hill, New Jersey)

LEGAL DESCRIPTION

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE TOWNSHIP OF CHERRY HILL, COUNTY OF CAMDEN, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY RIGHT-OF-WAY LINE OF NEW JERSEY STATE HIGHWAY ROUTE 70 (AKA OLD MARLTON PIKE, 116 FEET WIDE) AT THE EASTERLY TERMINUS OF A CURVE CONNECTING SAID SOUTHERLY RIGHT-OF-WAY LINE OF NJSH ROUTE 70 WITH THE EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE (VARIABLE WIDTH) AND EXTENDING FROM SAID CONNECTING CURVE; THENCE

1) RUNNING ALONG AFOREMENTIONED SOUTHERLY RIGHT-OF-WAY LINE OF NJSH ROUTE 70, 33.00 FEET DISTANT AND PARALLEL TO SAID ROAD'S ORIGINAL CENTERLINE, SOUTH 65 DEGREES 02 MINUTES 18 SECONDS EAST, A DISTANCE OF 605.00 FEET TO A POINT ALONG THE SAME, ALSO BEING A CORNER COMMON THE LOTS 1 AND 6, BLOCK 471.01; THENCE

2) RUNNING ALONG AFOREMENTIONED SOUTHERLY RIGHT-OF-WAY LINE OF NJSH ROUTE 70 AND RUNNING ALONG A DIVISION LINE COMMON BETWEEN LOTS 1 AND 6, BLOCK 471.01, SOUTH 25 DEGREES 09 MINUTES 30 SECONDS WEST, A DISTANCE OF 489.11 FEET TO A POINT ALONG THE SAME. ALSO BEING A CORNER COMMON BETWEEN LOT 1, BLOCK 471.01 WITH LOT 6, BLOCK 471.03; THENCE

3) RUNNING ALONG A DIVISION LINE COMMON TO LOT 1, BLOCK 471.01 WITH LOTS 6, 5, 4, 3 AND 2, BLOCK 471.03, NORTH 47 DEGREES 41 MINUTES 41 SECONDS WEST, A DISTANCE OF 460.52 FEET TO A CORNER COMMON WITH LOTS 3 AND 2 BLOCK 471.01, AND LOT 2, BLOCK 471.03; THENCE

4) RUNNING ALONG A DIVISION LINE COMMON TO LOT 1, BLOCK 471.01 WITH LOTS 2 AND 1, BLOCK 471.03, NORTH 70 DEGREES 16 MINUTES 11 SECONDS WEST, A DISTANCE OF 187.60 FEET TO A POINT AND COMMON CORNER TO LOT 12, BLOCK 471.01 AND LOT 1, BLOCK 471.03; ALSO BEING A POINT ON A CURVE IN THE EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE; THENCE

Exhibit A-5

5) RUNNING ALONG SAID EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE ON A CURVE TURNING TO THE RIGHT IN A NORTHEASTERLY DIRECTION, HAVING A RADIUS OF 460.00 FEET, AN ARC DISTANCE OF 42.00 FEET, INTERIOR ANGLE OF 5 DEGREES 13 MINUTES 53 SECONDS, CHORD BEARING OF NORTH 22 DEGREES 20 MINUTES 45 SECONDS EAST, CHORD DISTANCE OF 41.99 FEET TO A POINT OF TANGENCY ALONG THE SAME; THENCE

6) CONTINUING ALONG SAID EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE, NORTH 24 DEGREES 57 MINUTES 42 SECONDS EAST, A DISTANCE OF 301.99 FEET TO A POINT ALONG THE SAME, ALSO BEING THE WESTERLY TERMINUS OF THE CONNECTING CURVE BETWEEN THE SOUTHERLY RIGHT-OF-WAY LINE OF NJSH ROUTE 70 WITH THE EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE; THENCE

7) RUNNING ALONG AFOREMENTIONED CONNECTING CURVE TURNING TO THE RIGHT IN A NORTHEASTERLY DIRECTION, HAVING A RADIUS OF 25.00 FEET, AN ARC DISTANCE OF 39.27 FEET, AN INTERIOR ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS. A CHORD BEARING OF NORTH 69 DEGREES 57 MINUTES 42 SECONDS EAST, CHORD DISTANCE OF 35.36 FEET TO A POINT OF TANGENCY AND PLACE OF BEGINNING.

NOTE FOR INFORMATIONAL PURPOSES ONLY:
LOTS 1, 2, 3, 4 AND 5, BLOCK 471.01, ON THE OFFICIAL TAX MAP OF THE TOWNSHIP OF CHERRY HILL, COUNTY OF CAMDEN, STATE OF NEW JERSEY.

Exhibit A-5

SCHEDULE B-1

(Cherry Hill Facility)

SUPPLEMENT TO

ITEMIZATION OF LESSOR’S PERSONAL PROPERTY

(Cherry Hill Facility)

EXHIBIT C-1

SUPPLEMENT TO

DESCRIPTION OF FACILITIES AND CERTAIN MATERIAL TERMS

Facility	Allocated Minimum Rent	Allocated Minimum Purchase Price	Allocated Minimum Aggregate Costs of the Planned Capital Refurbishment Project		Primary Intended Use
Cherry Hill, New Jersey	See Section 3.1 of the Lease (as amended)	See definition in Article II of this Lease (as amended)	Immediate Need (See Schedule 9.5.1A-1):	$649,800	88-unit assisted living care, 22-unit Alzheimer care and such other uses necessary or incidental to such use.
			Future Need:	$350,200

Exhibit C-1

SCHEDULE 9.5.1A-1

IMMEDIATE NEED PLANNED CAPITAL REFURBISHMENT PROJECTS

Cherry Hill Facility:
CapEx Item:	Amount ($)
Moisture intrusion issues/resolution (Need Phase II report and recommendations)	$200,000
Replace Roof with White TPO (no ballast)	$160,000
Replace 2 domestic water heaters	$20,000
Cooling tower repair	$3,000
Irrigation repair work	$6,800
Condensate piping leak repairs	$20,000
FF&E	$173,000
Power wash vinyl siding with anti-microbial treatment	$5,000
New wall paper of 2nd and 3rd floor common areas	$15,000
Trim tree branches away from the building	$2,000
Remove mulch from vinyl siding and install additional french drains to direct moisture away from building perimeter	$20,000
WSHP replacements	$25,000
Total	$649,800

Schedule 9.5.1A-1